UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2018

INFINITY PROPERTY AND CASUALTY CORPORATION

(Exact name of Registrant as specified in its Charter)

Ohio	000-50167	03-0483872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 4th Avenue North, Birmingham, Alabama 35203

(Address of Principal Executive Offices)                (Zip Code)

(205) 870-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion on July 2, 2018, of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of February 13, 2018 (the “Merger Agreement”), by and among Kemper Corporation, a Delaware corporation (“Kemper”), Vulcan Sub, Inc., an Ohio corporation and a wholly owned subsidiary of Kemper (“Merger Sub”), and Infinity Property and Casualty Corporation, an Ohio corporation (“Infinity”). Pursuant to terms and subject to the conditions set forth in the Merger Agreement, on July 2, 2018, Merger Sub merged with and into Infinity (the “Merger”), with Infinity continuing as the surviving corporation (the “Surviving Corporation”). As a result of the Merger, Infinity became a wholly owned subsidiary of Kemper.

Item 1.02 Termination of a Material Definitive Agreement.

In anticipation of the completion of the Merger, on June 26, 2018, Infinity paid in full all amounts (including fees) due and payable under that certain Second Amended and Restated Credit Agreement, dated as of August 31, 2017 (as amended from time to time, the “Credit Agreement”), by and among Infinity, Infinity Insurance Company and Regions Bank. The Credit Agreement was terminated effective as of June 26, 2018.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As described in the introductory note, the information in which is incorporated herein by reference, on July 2, 2018, pursuant to the terms and subject to the conditions set forth in the Merger Agreement, the parties thereto completed the Merger.

Pursuant to the Merger Agreement, as a result of the Merger, each share of Infinity common stock, no par value per share (“Infinity Common Stock”), issued and outstanding as of immediately prior to the effective time of the Merger (the “Effective Time”) (other than shares owned by Kemper or its wholly owned subsidiaries or Infinity or any of its subsidiaries and outstanding and unvested restricted shares of Infinity Common Stock granted under any Infinity stock plan owned by employee members of the Infinity board of directors (the “Infinity Board”) (all such shares described in this parenthetical, the “Excluded Shares”)) was to be cancelled and converted into, at the election of the holder thereof, subject to proration and adjustment as described below, the right to receive either (i) 1.2019 shares of Kemper common stock, par value $0.01 per share (“Kemper Common Stock”), and $51.60 in cash, without interest (the “Mixed Consideration”), (ii) an amount of cash equal to $129.00, without interest (the “Cash Consideration”), or (iii) 2.0031 shares of Kemper Common Stock (the “Stock Consideration” and, collectively with the Mixed Consideration and the Cash Consideration, the “Merger Consideration”).

As previously disclosed, the deadline for Infinity shareholders to have delivered their election forms to elect the form of consideration to be received in the Merger was 5:00 p.m., Eastern Time, on June 18, 2018 (the “Election Deadline”), subject to the applicable notice of guaranteed delivery period. The consideration to be paid to holders of Infinity Common Stock electing to receive the Cash Consideration or the Stock Consideration in connection with the Merger was subject to automatic proration and adjustment, as set forth in the Merger Agreement and described in the definitive joint proxy statement/prospectus filed by Kemper with the U.S. Securities and Exchange Commission (the “SEC”) on April 27, 2018, as amended and supplemented from time to time (the “Joint Proxy Statement”), to ensure that the total amount of cash paid and the total number of shares of Kemper Common Stock issued in the Merger is approximately the same as what would be paid and issued if all holders of Infinity Common Stock were to receive the Mixed Consideration.

Kemper and Infinity determined that, based on the valid elections of holders of Infinity Common Stock prior to the Election Deadline, pursuant to the automatic proration and adjustment provisions set forth in the Merger Agreement and described in the Joint Proxy Statement, the consideration to be received in the Merger by holders of Infinity Common Stock is as follows:

•	Those holders of Infinity Common Stock validly electing to receive the Mixed Consideration in the Merger are entitled to receive 1.2019 shares of Kemper Common Stock and $51.60 in cash, without interest, for each share of Infinity Common Stock with respect to which such election was made;

•	Those holders of Infinity Common Stock validly electing to receive the Cash Consideration in the Merger are entitled to receive $129.00, without interest, for each share of Infinity Common Stock with respect to which such election was made;

•	Those holders of Infinity Common Stock validly electing to receive the Stock Consideration in the Merger are entitled to receive 1.2332 shares of Kemper Common Stock and $49.58 in cash, without interest, for each share of Infinity Common Stock with respect to which such election was made; and

•	Those holders of Infinity Common Stock (not including Excluded Shares) that did not make a valid election prior to the Election Deadline were deemed to have elected to receive the Mixed Consideration with respect to their shares of Infinity Common Stock and are entitled to receive 1.2019 shares of Kemper Common Stock and $51.60 in cash, without interest, for each share of Infinity Common Stock held immediately prior to the Effective Time.

No fractional shares of Kemper Common Stock will be issued in the Merger, and holders of Infinity Common Stock are entitled to receive cash in lieu of any fractional shares of Kemper Common Stock issuable in the Merger.

Pursuant to the Merger Agreement, as of the Effective Time: (i) each outstanding and unvested award of performance share units with respect to Infinity Common Stock granted pursuant to any Infinity stock plan (“Infinity Performance Share Awards”) vested with respect to the target number of shares of Infinity Common Stock subject to such Infinity Performance Share Award, and such shares were converted into the right to receive shares of Kemper Common Stock (such shares of Kemper Common Stock so converted being restricted from sale or transfer prior to the first anniversary of the Effective Time), with the number of shares of Kemper Common Stock subject to each such award determined by multiplying such target number of shares of Infinity Common Stock by 2.0031 (the “Exchange Ratio”); (ii) each outstanding and unvested award of restricted shares of Infinity Common Stock granted under any Infinity stock plan (“Infinity Restricted Shares”) that was held by a non-employee member of the Infinity Board immediately vested in full and such holder became eligible to receive the consideration payable to Infinity shareholders pursuant to the Merger Agreement; and (iii) each outstanding and unvested award of Infinity Restricted Shares (other than those held by non-employee members of the Infinity Board) was cancelled without any acceleration of vesting and in exchange therefor, as soon as practicable following the Effective Time, Kemper will grant to the former holder thereof a number of restricted stock units with respect to Kemper Common Stock (the “RSU Awards”) determined by multiplying the number of cancelled Infinity Restricted Shares by the Exchange Ratio, with such RSU Awards vesting in accordance with the applicable award or other agreement between the recipient of such RSU Award and Kemper (or an affiliate thereof).

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Merger, does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which was attached as Exhibit 2.1 to Infinity’s Current Report on Form 8-K filed with the SEC on February 14, 2018, and is incorporated herein by reference.

The Merger Agreement and the foregoing description thereof have been included in this Current Report on Form 8-K to provide investors and shareholders with information regarding its terms. It is not intended to provide any other factual information about Infinity, Kemper or Merger Sub or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by disclosures not reflected in the Merger Agreement, were made for the purpose of allocating contractual risk between the parties to the Merger Agreement instead of establishing matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or shareholders and reports and documents filed with the SEC. Investors and shareholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Infinity, Kemper or Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may have changed after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Infinity’s or Kemper’s public disclosures.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, on July 2, 2018, Infinity, acting pursuant to authorization from the Infinity Board, notified the Nasdaq Global Select Market (“NASDAQ”) that, effective as of the Effective Time, each share of Infinity Common Stock issued and outstanding immediately prior to the Effective Time would be cancelled and converted into the right to receive the Merger Consideration, subject to the automatic proration and adjustment provisions set forth in the Merger Agreement. As a result, Infinity requested that NASDAQ remove all shares of Infinity Common Stock from trading, and it is expected that trading will cease following the close of trading on July 2, 2018. Also on July 2, 2018, the Surviving Corporation requested that NASDAQ file a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of Infinity Common Stock from NASDAQ and the deregistration of Infinity Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Surviving Corporation intends to file with the SEC a Form 15 requesting the termination of registration of Infinity Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to Infinity Common Stock.

Item 3.03 Material Modification to the Rights of Security Holders.

Pursuant to the terms of the Merger Agreement, at the Effective Time, all shares of Infinity Common Stock issued and outstanding immediately prior to the Effective Time (other than the Excluded Shares) were converted to the right to receive the Merger Consideration, subject to the election procedures and automatic proration and adjustment provisions set forth in the Merger Agreement.

Upon the Effective Time, holders of shares of Infinity Common Stock (other than the Excluded Shares) ceased to have any rights as shareholders of Infinity, other than the right to receive the Merger Consideration, subject to the election procedures and automatic proration and adjustment provisions set forth in the Merger Agreement.

The information in Items 2.01, 3.01 and 5.03 are incorporated herein by reference.

Item 5.01 Change in Control of Registrant.

As a result of the completion of the Merger, a change of control of Infinity occurred and the Surviving Corporation became a wholly owned subsidiary of Kemper. Kemper paid the cash portion of the Merger Consideration using a combination of proceeds from existing debt facilities and cash on hand.

The information in Item 2.01 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the directors of Merger Sub immediately prior to the Effective Time became the directors of the Surviving Corporation. In connection therewith, each of James R. Gober, Victor T. Adamo, Richard J. Bielen, Angela Brock-Kyle, Teresa A. Canida, Harold E. Layman, E. Robert Meaney, James L. Weidner, Samuel J. Weinhoff and Glen N. Godwin ceased to be a member of the Infinity Board and any committees thereof on which he or she served, effective as of the Effective Time. Pursuant to the terms of the Merger Agreement, the officers of Merger Sub immediately prior to the Effective Time became the officers of the Surviving Corporation.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, Infinity’s Second Amended and Restated Articles of Incorporation were amended and restated in their entirety (the “Third Amended and Restated Articles of Incorporation”) and the Code of Regulations of Merger Sub in effect immediately prior to the Effective Time became the Code of Regulations of the Surviving Corporation (the “Code of Regulations”). The Third Amended and Restated Articles of Incorporation and Code of Regulations are attached hereto in their entirety as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01 Exhibits and Financial Statements.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of February 13, 2018 by and among Kemper Corporation, Vulcan Sub, Inc., and Infinity Property and Casualty Corporation.* (Incorporated by reference from Registrant’s Current Report on Form 8-K filed February 14, 2018)

3.1	Third Amended and Restated Articles of Incorporation of Infinity Property and Casualty Corporation

3.2	Second Amended and Restated Code of Regulations of Infinity Property and Casualty Corporation

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INFINITY PROPERTY AND CASUALTY CORPORATION

BY:	/s/ Samuel J. Simon
Samuel J. Simon
President and General Counsel

July 2, 2018